UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2012

Horizon Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35238	27-2179987
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 520, Deerfield, Illinois 60015
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (224) 383-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 14, 2012, Horizon Pharma, Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with Cowen and Company, LLC (“Cowen”) to sell shares of the Company’s common stock, par value $0.0001 per share, with aggregate gross sales proceeds of up to $75,000,000, from time to time, through an “at the market” equity offering program under which Cowen will act as sales agent.

Under the Sales Agreement, the Company will set the parameters for the sale of shares, including the number of shares to be issued, the time period during which sales are requested to be made, limitation on the number of shares that may be sold in any one trading day and any minimum price below which sales may not be made. Subject to the terms and conditions of the Sales Agreement, Cowen may sell the shares by methods deemed to be an “at the market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including sales made through The NASDAQ Global Market, on any other existing trading market for our common stock or to or through a market maker. In addition, if expressly authorized by the Company, Cowen may also sell shares in privately negotiated transactions. Cowen will use commercially reasonable efforts in conducting such sales activities consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of The NASDAQ Stock Market, Inc. The Sales Agreement may be terminated by the Company upon prior notice to Cowen or by Cowen upon prior notice to the Company, or at any time under certain circumstances, including but not limited to the occurrence of a material adverse change in the Company.

The Sales Agreement provides that Cowen will be entitled to compensation for its services in an amount not to exceed 3.0% of the gross proceeds from the sales of shares sold through Cowen under the Sales Agreement. The Company has no obligation to sell any shares under the Sales Agreement, and may at any time suspend solicitation and offers under the Sales Agreement. The Company has agreed in the Sales Agreement to provide indemnification and contribution to Cowen against certain liabilities, including liabilities under the Securities Act.

The shares will be issued pursuant to the Company’s shelf registration statement on Form S–3 (File No. 333-182975). The Company filed a prospectus supplement, dated August 14, 2012, with the Securities and Exchange Commission in connection with the offer and sale of the shares pursuant to the Sales Agreement.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The legal opinion of Cooley LLP relating to the shares of common stock being offered is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	Sales Agreement, dated as of August 14, 2012, between Horizon Pharma, Inc. and Cowen and Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON PHARMA, INC.

	By:	/s/ Robert J. De Vaere
Date: August 14, 2012		Robert J. De Vaere
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	Sales Agreement, dated as of August 14, 2012, between Horizon Pharma, Inc. and Cowen and Company, LLC.